CORPORATE
                                                              HIGH YIELD
                                                              FUND III, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              November 30, 1998

CORPORATE HIGH YIELD FUND III, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile As of November 30, 1998

The quality ratings* of securities in the Fund as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Ratings/Moody's Ratings                                Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa .............................................................       3.8%
BB/Ba ...............................................................      26.7
B/B .................................................................      61.4
CCC/Caa .............................................................       4.7
NR (Not Rated) ......................................................       3.4
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

                                                                Percent of Total
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ..............................................      31.0%
Emerging Markets Holdings ...........................................      10.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Percent of Total
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ..............................................................       9.2%
United Kingdom ......................................................       5.0
Argentina ...........................................................       4.0
Brazil ..............................................................       2.7
Bermuda .............................................................       2.4
--------------------------------------------------------------------------------
*    All holdings are denominated in US dollars.

                          Corporate High Yield Fund III, Inc., November 30, 1998

DEAR SHAREHOLDER

High-Yield Market Overview

The high-yield market experienced market extremes during the six months ended November 30, 1998. The market ranged from overvalued as the period began, to oversold during the dramatic revaluation of financial markets in the early fall, and ended the period with a sharp recovery in the month of November. Investor concerns about companies' ability to sustain earnings growth in the face of weak overseas markets contributed to a sell-off that began in August and led to unprecedented illiquidity in the high-yield market and to yield spreads relative to Treasury securities that have not been seen in the high-yield market since 1990. The unmanaged CS First Boston Index returned -6.79% for the month of August. Despite a strong rebound total return of +5.07% in November, the Index returned -3.15% for the six months ended November 30, 1998. The Index includes about 7% emerging markets bonds, which were especially hard hit. The yield spread between ten-year Treasury securities and the high-yield market, as measured by the CS First Boston High Yield Index, widened to 760 basis points (7.60%) in mid-October from 371 basis points on February 28, 1998 and ended November at 624 basis points.

Viewing the high-yield market from a yield spread perspective highlights the good value we continue to see in the market over the long term, though volatility resulting from ongoing earnings concerns and supply/demand imbalances may hurt performance in the months ahead. The yield spread is the incremental yield demanded by investors for the additional credit risk they take on by investing in the high-yield market rather than in US Government obligations. The average monthly yield spread between high-yield issues as measured by the CS First Boston High Yield Index from 1986 to 1997 is 517 basis points compared to 624 basis points at November 30, 1998. This historical period includes 1990 and 1991, two years that experienced the unwinding of considerable speculative excess in the market, the fall of the dominant high-yield dealer Drexel Burnham Lambert, and the savings and loan crisis.

In our opinion, the high-yield market continues to offer a measure of diversification to investors, as well as a reasonable risk/reward profile. The high-yield market acts as a hybrid market, since it has characteristics of both the fixed-income and equity markets, although it does not track either exactly. The performance of the high-yield market has been more closely tied to the Treasury market in a benign economic environment. On the other hand, when corporate earnings concerns dominate, as was the case in early fall, the performance of the high-yield market has more closely followed that of the equity markets. On a historic basis, high-yield issues have tended to deliver their returns with about half the volatility of stocks and about the same volatility as Treasury securities.

Fund Performance

For the six months ended November 30, 1998, the total investment return on the Fund's Common Stock was -5.92%, based on a change in the per share net asset value from $14.99 to $13.36, and assuming reinvestment of $0.708 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.50%. The Fund's performance for the period reflects downward pressure in emerging market issues, weakness in the high-yield market as a whole and earnings weakness in specific credits generally related to international economic upheaval. Weak performance was magnified during the period by leverage.

Leverage Strategy

The Fund was on average 17% leveraged during the six-month period ended November 30, 1998. This means that we borrowed the equivalent of 17% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. We expect to maintain leverage in the coming months as market conditions permit. On November 30, 1998, the Fund was 23.7% leveraged, having borrowed $147 million at a borrowing cost of 5.8%. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Communications and media remained our largest broad sector category, at approximately 26% of total long-term investments. Of the narrowly classified industry groups, the largest allocations were: computer services/electronics, 7.5% of total long-term investments; transportation, 6.8%; telephony--competitive local exchange carriers, 6.6%; energy, 5.5%; and health services, 4.4%. Dollar-denominated non-US bonds totaled about 31% of the portfolio, with emerging market holdings accounting for 10% of total long-term investments. (See the foreign holdings table on page 1 of this report for the distribution of non-US, dollar-denominated investments in the portfolio.) At November 30, 1998, the average maturity for the portfolio was 7 years, 2 months.

We continue to search for value in the markets, discarding issues that we believe have limited upside potential and adding to positions in companies that we believe have solid fundamental characteristics.

In Conclusion

We thank you for your investment in Corporate High Yield Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

January 7, 1999

PORTFOLIO INFORMATION

Ten Largest Holdings

                                                                Percent of Total
As of November 30, 1998                                    Long-Term Investments
--------------------------------------------------------------------------------
Midland Cogeneration          Midland Cogeneration operates a natural
Venture Limited Partnership   gas-fired, cogeneration facility located in
                              Midland County, Michigan. The plant also
                              produces steam for industrial applications.
                              Consumers Energy Company, who is Midland's
                              main customer, indirectly owns a 49% stake
                              in the company.                               2.1%
--------------------------------------------------------------------------------
Cumulus Media, Inc.           Cumulus is one of the largest radio
                              broadcasting companies in the United States,
                              owning and operating radio stations
                              throughout the country. The company also
                              provides sales and marketing services to
                              radio stations.                               1.8
--------------------------------------------------------------------------------
Reliance Group                Reliance owns property/casualty insurance
Holdings, Inc.                and title insurance companies. The companies
                              underwrite a broad range of standard
                              commercial and specialty commercial lines of
                              property and casualty insurance, as well as
                              title insurance.                              1.7
--------------------------------------------------------------------------------
Nextlink Communications       Nextlink provides local, long distance and
Inc.                          enhanced telephone communications services
                              to commercial customers. The company
                              operates in 24 markets in seven states.       1.7
--------------------------------------------------------------------------------
Parker Drilling Co.           Parker is a leading worldwide energy
                              company, providing contract drilling and
                              drilling-related services. The company has
                              land-based, transitional and offshore
                              drilling operations in domestic and
                              international markets, including the Gulf of
                              Mexico and Nigeria.                           1.6
--------------------------------------------------------------------------------
RSL Communications PLC        A telecommunications company providing
                              international services, RSL provides long
                              distance, calling card, private line,
                              value-added, and Internet-based services for
                              businesses, consumers and other
                              telecommunications carriers. The company
                              operates on four continents in 20 countries.  1.6
--------------------------------------------------------------------------------
NTL, Inc./Comcast UK          NTL provides communications services to
Cable Partners Ltd.           residential, business and wholesale
                              customers. The company offers residential
                              telephony, cable television and Internet
                              access services. NTL also provides national
                              and international telecommunications, and
                              satellite and radio communications. NTL
                              holdings include a position in recently
                              acquired Comcast UK Cable Partners Ltd.       1.5
--------------------------------------------------------------------------------
Call-Net Enterprises Inc.     The company is the largest alternative
                              provider of long distance telephone services
                              in Canada, marketing under the brand name
                              Sprint Canada. Sprint Communications Company
                              L.P., the third-largest long distance
                              services carrier in the United States, owns
                              approximately 25% of the company's shares.    1.5
--------------------------------------------------------------------------------
MetroNet Communications       MetroNet is the largest competitive local
Corp.                         telephone provider in Canada, competing with
                              the telephone companies. The company has
                              high capacity fiber optic networks in five
                              major Canadian markets: Toronto, Montreal,
                              Vancouver, Edmonton and Calgary. The company
                              is continuing to build in target markets and
                              will ultimately reach 11 major markets in
                              Canada.                                       1.4
--------------------------------------------------------------------------------
Metrogas S.A.                 Metrogas is the largest natural gas
                              distribution company in Argentina. Metrogas
                              accounts for about 29% of total deliveries
                              to the country's natural gas market and has
                              over 1.8 million customers in its service
                              area in and around Argentina's capital,
                              Buenos Aires.                                 1.4
--------------------------------------------------------------------------------


                                     2 & 3

                          Corporate High Yield Fund III, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS

                         S&P    Moody's     Face                                                                           Value
INDUSTRIES             Ratings  Ratings    Amount                      Corporate Bonds                       Cost        (Note 1a)
===================================================================================================================================
Automotive--1.6%         B+     B3       $5,000,000  Breed Technologies Inc., 9.25% due 4/15/2008 (c)    $  5,000,000  $  4,150,000
                         B      B2        3,000,000  Collins & Aikman Corp., 11.50% due 4/15/2006           2,932,500     3,120,000
                                                                                                         ------------  ------------
                                                                                                            7,932,500     7,270,000
===================================================================================================================================
Broadcasting--Radio      CCC    NR*       5,000,000  Acme Intermediate Holdings, Series B, 12.28%** due
& Television--3.1%                                   9/30/2005                                              3,164,360     2,900,000
                         B      NR*       3,250,000  Chancellor Media Corp., 9% due 10/01/2008 (c)          3,250,000     3,445,000
                         CCC+   B3        3,000,000  Cumulus Media, Inc., 10.375% due 7/01/2008             3,000,000     3,210,000
                         B-     B2        5,000,000  Lin Television Corp., 8.375% due 3/01/2008             4,988,300     5,000,000
                                                                                                         ------------  ------------
                                                                                                           14,402,660    14,555,000
===================================================================================================================================
Building Materials--     BB     Ba3       7,000,000  Building Materials Corp., Series B, 9.475%** due
3.0%                                                 7/01/2004                                              6,886,742     7,105,000
                         B+     B1        7,000,000  Nortek Inc., 8.875% due 8/01/2008 (c)                  6,974,870     7,175,000
                                                                                                         ------------  ------------
                                                                                                           13,861,612    14,280,000
===================================================================================================================================
Cable--0.8%              BB+    Ba2       3,750,000  CSC Holdings Inc., 7.625% due 7/15/2018                3,746,287     3,756,900
===================================================================================================================================
Cable--International--   B-     B2        5,000,000  Comcast UK Cable Partners Ltd., 9.775%** due
5.1%                                                 11/15/2007                                             4,356,771     4,325,000
                         B-     Caa1      1,500,000  Diamond Cable Communications PLC, 10.839%** due
                                                     9/30/2004                                              1,433,840     1,440,000
                         B-     B3        4,000,000  Diamond Holdings PLC, 9.125% due 2/01/2008             4,000,000     3,990,000
                         BB+    Ba3       5,000,000  Muticanal S.A., 10.50% due 4/15/2018                   4,916,500     4,112,500
                         B-     B3        7,500,000  NTL, Inc., 9.085%** due 4/01/2008 (c)                  5,214,197     4,875,000
                         B      B3        8,750,000  United International Holdings, Series B, 10.75%**
                                                     due 2/15/2008                                          5,630,607     5,162,500
                                                                                                         ------------  ------------
                                                                                                           25,551,915    23,905,000
===================================================================================================================================
Capital Goods--1.0%      B      B2        5,000,000  Columbus McKinnon Corp., 8.50% due 4/01/2008           4,986,700     4,850,000
===================================================================================================================================
Chemicals--3.2%          NR*    NR*       3,000,000  Huntsman Corp., 9.50% due 7/01/2007 (c)                2,962,500     3,000,000
                         BB-    Ba3       7,000,000  ISP Holdings Inc., 9.75% due 2/15/2002                 7,498,750     7,446,250
                         B+     B2        4,250,000  Octel Developments PLC, 10% due 5/01/2006              4,250,000     4,420,000
                                                                                                         ------------  ------------
                                                                                                           14,711,250    14,866,250
===================================================================================================================================
Computer Services/       B      Ba3       6,000,000  Advanced Micro Devices, Inc., 11% due 8/01/2003        6,373,125     6,405,000
Electronics--9.7%        B+     B1        1,300,000  Celestica International, 10.50% due 12/31/2006         1,420,250     1,420,250
                         B      B2        5,000,000  Hadco Corp., 9.50% due 6/15/2008                       4,983,000     4,900,000
                         B-     B3        4,000,000  MCMS Inc., 9.75% due 3/01/2008                         4,000,000     3,220,000
                         B-     B3        5,000,000  PSINet Inc., 11.50% due 11/01/2008 (c)                 5,000,000     5,300,000
                         CCC    NR*       5,250,000  Splitrock Services Inc., 11.75% due 7/15/2008          5,250,000     4,725,000
                         BB-    Ba3       6,000,000  Unisys Corp., 11.75% due 10/15/2004                    7,011,200     6,870,000
                                                     Verio Inc.:
                         B-     B3        4,000,000    10.375% due 4/01/2005                                4,000,000     3,960,000
                         B-     B3        3,000,000    11.25% due 12/01/2008 (c)                            3,000,000     3,112,500
                         B-     B2        7,250,000  Zilog Inc., 9.50% due 3/01/2005                        6,846,250     5,510,000
                                                                                                         ------------  ------------
                                                                                                           47,883,825    45,422,750
===================================================================================================================================
Conglomerates--4.4%      BBB    Baa1      5,000,000  Cendant Corp., 7.75% due 12/01/2003                    4,991,400     4,991,400
                         B-     B3        5,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008          4,991,800     4,700,000
                         BB     Ba2       6,000,000  Sequa Corp., 8.75% due 12/15/2001                      6,157,500     6,150,000
                         BB-    NR*       5,000,000  Voto-Votorantim O/S Trading, 8.50% due
                                                     6/27/2005 (c)                                          4,765,625     4,462,500
                                                                                                         ------------  ------------
                                                                                                           20,906,325    20,303,900
===================================================================================================================================
Consumer Products--      B-     B3        5,000,000  Albecca Inc., 10.75% due 8/15/2008 (c)                 5,000,000     5,100,000
5.2%                                                 Chattem Inc., Series B:
                         B-     B2        1,000,000    12.75% due 6/15/2004                                 1,118,750     1,120,000
                         B-     B2        4,000,000    8.875% due 4/01/2008                                 4,000,000     4,060,000
                         B      B3        8,500,000  Corning Consumer Products, Series B, 9.625% due
                                                     5/01/2008                                              8,410,000     5,822,500
                         B      B2        3,000,000  Revlon Consumer Products, 9.50% due 6/01/1999          3,090,000     3,037,500
                         B-     B3        6,500,000  Syratech Corp., 11% due 4/15/2007                      5,397,500     5,200,000
                                                                                                         ------------  ------------
                                                                                                           27,016,250    24,340,000
===================================================================================================================================
Energy--7.1%             B      B1        5,000,000  Chesapeake Energy Corp., Series B, 9.625% due
                                                     5/01/2005                                              4,938,125     4,550,000
                         B      B1        7,000,000  KCS Energy Inc., Series B, 11% due 1/15/2003           7,726,250     6,580,000
                         B+     B1       10,000,000  Parker Drilling Co., 9.75% due 11/15/2006             10,310,400     9,662,500
                         B+     B2        3,000,000  Pool Energy Services Co., 8.625% due 4/01/2008         3,000,000     2,865,000
                         BB-    B1        7,000,000  Tesoro Petroleum Corp., Series B, 9% due 7/01/2008     6,960,030     6,930,000
                         NR*    B3        7,000,000  TransAmerican Energy Corp., Series B, 13.145%**
                                                     due 6/15/2002                                          6,513,466     2,450,000
                                                                                                         ------------  ------------
                                                                                                           39,448,271    33,037,500
===================================================================================================================================
Entertainment--2.6%      CCC+   B3        2,000,000  AMF Bowling Worldwide, 10.875% due 3/15/2006           1,960,000     1,700,000
                         CCC+   B3        5,000,000  AMF Group Inc., Series B, 13.014%** due 3/15/2006      3,645,122     2,850,000
                         B+     B1        2,500,000  Intrawest Corp., 9.75% due 8/15/2008                   2,461,025     2,575,000
                         B-     B3        5,000,000  Premier Parks, Inc., 9.25% due 4/01/2006               5,000,000     5,256,250
                                                                                                         ------------  ------------
                                                                                                           13,066,147    12,381,250
===================================================================================================================================
Financial Services--     CCC+   B2        8,000,000  AMRESCO, Inc., Series 98-A, 9.875% due 3/15/2005       8,042,188     5,680,000
4.9%                                                 Reliance Group Holdings, Inc.:
                         BBB-   Ba1       1,500,000    9% due 11/15/2000                                    1,582,500     1,537,170
                         BB+    Ba2       8,500,000    9.75% due 11/15/2003                                 8,956,875     8,795,545
                         BB-    NR*       5,000,000  Veritas Capital Trust, 10% due 1/01/2028               5,312,500     4,650,000
                         BB     NR*       2,300,000  Veritas Holdings GMBH, 9.625% due 12/15/2003           2,501,250     2,363,250
                                                                                                         ------------  ------------
                                                                                                           26,395,313    23,025,965
===================================================================================================================================
Food & Beverage--        B      B3        5,000,000  Agrilink Foods Inc., 11.875% due 11/01/2008 (c)        5,000,000     5,150,000
3.8%                     B+     B1        5,000,000  Aurora Foods Inc., 8.75% due 7/01/2008                 5,000,000     5,200,000
                         B+     Ba3       4,000,000  COTT Corp., 9.375% due 7/01/2005                       4,120,000     3,840,000
                         B-     B3        4,500,000  Favorite Brands International Inc., 10.75% due
                                                     5/15/2006 (c)                                          4,060,000     3,622,500
                                                                                                         ------------  ------------
                                                                                                           18,180,000    17,812,500
===================================================================================================================================


                                      4 & 5

                          Corporate High Yield Fund III, Inc., November 30, 1998

                         S&P    Moody's     Face                                                                           Value
INDUSTRIES             Ratings  Ratings    Amount                      Corporate Bonds                       Cost        (Note 1a)
===================================================================================================================================
Furniture--1.6%          B      B1       $7,000,000  Lifestyle Furnishings, Inc., 10.875% due 8/01/2006  $  7,883,750  $  7,507,500
===================================================================================================================================
Gaming--3.7%             BB+    Ba2       5,000,000  Circus Circus Enterprise, 9.25% due 12/01/2005         5,000,000     5,162,500
                         B+     B2        3,750,000  Station Casinos Inc., 9.75% due 4/15/2007              3,507,140     3,965,625
                         CCC+   Caa1      9,000,000  Venetian Casino Resorts, 10%** due 11/15/2005          8,533,108     8,010,000
                                                                                                         ------------  ------------
                                                                                                           17,040,248    17,138,125
===================================================================================================================================
Health Services--        B-     B3        2,000,000  ALARIS Medical Systems, Inc., 9.75% due 12/01/2006     1,878,125     2,010,000
5.7%                     BBB    Ba2       2,500,000  Columbia Healthcare, 6.41% due 6/15/2000               2,442,950     2,466,952
                         BBB    Ba2       2,000,000  Columbia/HCA Healthcare Corp., 8.85% due 1/01/2007     2,083,120     2,095,860
                         B-     B2        5,000,000  Extendicare Health Services, 9.35% due 12/15/2007      5,026,250     4,750,000
                         B+     Ba3       2,000,000  Fresenius Medical Care AG, 9% due 12/01/2006           1,987,500     2,090,000
                         B-     B3        6,500,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007          6,641,250     6,223,750
                         B-     B3        7,500,000  Magellan Health Services, 9% due 2/15/2008             7,478,125     7,050,000
                                                                                                         ------------  ------------
                                                                                                           27,537,320    26,686,562
===================================================================================================================================
Hotels--2.7%                                         HMN Properties:
                         BB     Ba2       5,000,000    7.875% due 8/01/2005                                 4,998,600     4,962,500
                         BB     Ba2       2,000,000    7.875% due 8/01/2008                                 1,965,000     1,965,000
                         B      B3        7,000,000  Signature Resorts, Inc., 9.75% due 10/01/2007          6,630,000     5,880,000
                                                                                                         ------------  ------------
                                                                                                           13,593,600    12,807,500
===================================================================================================================================
Independent Power                                    Midland Cogeneration Venture Limited
Producers--3.5%                                      Partnership (b):
                         BB     Ba3       2,674,508    10.33% due 7/23/2002                                 2,895,155     2,805,050
                         B      B2        7,500,000    13.25% due 7/23/2006                                 9,478,125     9,577,050
                         BB     Ba2       5,000,000  Monterrey Power S.A. de C.V., 9.625% due
                                                     11/15/2009 (c)                                         4,990,800     4,075,000
                                                                                                         ------------  ------------
                                                                                                           17,364,080    16,457,100
===================================================================================================================================
Industrials--1.1%        B      B3        5,000,000  Neff Corp., 10.25% due 6/01/2008                       5,000,000     5,000,000
===================================================================================================================================
Media &                  BB-    Ba3       5,000,000  Antenna TV S.A., 9% due 8/01/2007                      5,112,500     4,250,000
Communications--                                      Call-Net Enterprises Inc.:
3.9%                     BB-    B1        2,000,000    8% due 8/15/2008                                     1,990,840     1,950,000
                         BB-    B1       12,000,000    8.94%** due 8/15/2008                                7,950,487     7,140,000
                         BB-    B2        7,000,000  Globo Comunicacoes e Participacoes S.A., 10.625%
                                                     due 12/05/2008 (c)                                     7,046,000     5,180,000
                                                                                                         ------------  ------------
                                                                                                           22,099,827    18,520,000
===================================================================================================================================
Metals & Mining--        BB     Ba2       5,000,000  Great Central Mines Ltd., 8.875% due 4/01/2008         5,000,000     5,050,000
4.3%                     CCC+   B2        7,000,000  Kaiser Aluminum & Chemical Corp., 12.75% due
                                                     2/01/2003                                              7,460,600     6,930,000
                         B      B3        5,000,000  Ormet Corp., 11% due 8/15/2008 (c)                     5,000,000     4,725,000
                         B-     B2        5,000,000  Simcala Inc., Series B, 9.625% due 4/15/2006           5,012,500     3,350,000
                                                                                                         ------------  ------------
                                                                                                           22,473,100    20,055,000
===================================================================================================================================
Paper & Forest           CCC+   Caa1      1,000,000  APP International Finance, 11.75% due 10/01/2005         877,500       850,000
Products--3.7%           B      B3        7,000,000  Ainsworth Lumber Company, 12.50% due 7/15/2007 (a)     6,865,264     6,982,500
                         B      B2        1,500,000  Bear Island LLC, Series B, 10% due 12/01/2007          1,413,750     1,492,500
                         BB     Ba3       7,500,000  Malette Inc., 12.25% due 7/15/2004                     8,462,950     8,100,000
                                                                                                         ------------  ------------
                                                                                                           17,619,464    17,425,000
===================================================================================================================================
Product Distribution--   B      B2        4,000,000  CEX Holdings Inc., 9.625% due 6/01/2008 (c)            4,000,000     3,660,000
1.5%                     B-     B3        3,500,000  Nebraska Book Company, 8.75% due 2/15/2008             3,500,000     3,316,250
                                                                                                         ------------  ------------
                                                                                                            7,500,000     6,976,250
===================================================================================================================================
Publishing &                                         MDC Communications Corp.:
Printing--1.5%           B      B3        2,000,000    10.50% due 12/01/2006                                1,985,000     2,030,000
                         B      B3        5,000,000    10.50% due 12/01/2006 (c)                            4,900,750     5,000,000
                                                                                                         ------------  ------------
                                                                                                            6,885,750     7,030,000
===================================================================================================================================
Real Estate--1.1%        BB-    Ba3       5,000,000  Forest City Enterprises Inc., 8.50% due 3/15/2008      5,000,000     5,025,000
===================================================================================================================================
Restaurants--0.5%        CCC    B3        5,000,000  Planet Hollywood International, 12% due 4/01/2005      5,000,000     2,150,000
===================================================================================================================================
Specialty Retailing--    B-     B3        5,000,000  Eye Care Centers of America, Inc., 9.125% due
1.0%                                                 5/01/2008 (c)                                          4,975,550     4,837,500
===================================================================================================================================
Steel--3.0%              NR*    B2        5,000,000  CSN Iron S.A., 9.125% due 6/01/2007 (c)                4,370,000     3,750,000
                         B      B2        6,250,000  Ucar Global Enterprises, 12% due 1/15/2005             6,592,188     6,562,500
                         B      B3        4,000,000  WHX Corp., 10.50% due 4/15/2005                        4,000,000     3,840,000
                                                                                                         ------------  ------------
                                                                                                           14,962,188    14,152,500
===================================================================================================================================
Telephony--              B-     Caa1      4,250,000  Esprit Telecom Group PLC, 10.875% due 6/15/2008        4,339,063     4,122,500
Competitive Local        B      B2        4,000,000  Intermedia Communication Inc., 8.60% due 6/01/2008     4,000,000     3,890,000
Exchange Carriers--      B      B3        2,750,000  Level 3 Communications, 9.125% due 5/01/2008           2,738,423     2,753,437
8.5%                                                 MetroNet Communications Corp.:
                         B      B3       10,000,000    10%** due 6/15/2008                                  6,409,861     6,200,000
                         B      B3        2,000,000    10.625% due 11/01/2008 (c)                           2,000,000     2,140,000
                                                     Nextlink Communications Inc.:
                         B      B3        2,000,000    12.50% due 4/15/2006                                 2,155,000     2,200,000
                         B      B3        5,000,000    9% due 3/15/2008                                     4,989,900     4,800,000
                         NR*    B3        5,000,000    9.45%** due 4/15/2008                                3,338,653     2,950,000
                                                     RSL Communications PLC:
                         B-     B3        2,325,000    10.502%** due 3/01/2008                              1,485,120     1,319,438
                         B-     B3        7,800,000    12% due 11/01/2008 (c)                               7,371,396     8,190,000
                         B-     B2        1,250,000  Time Warner Telecom LLC, 9.75% due 7/15/2008           1,250,000     1,318,750
                                                                                                         ------------  ------------
                                                                                                           40,077,416    39,884,125
===================================================================================================================================
Textiles--2.6%           B      B3        7,500,000  Dan River, Inc., 10.125% due 12/15/2003                8,035,950     7,650,000
                         B      B2        4,750,000  Polymer Group Inc., 8.75% due 3/01/2008                4,750,000     4,666,875
                                                                                                         ------------  ------------
                                                                                                           12,785,950    12,316,875
===================================================================================================================================


                                      6 & 7

                          Corporate High Yield Fund III, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)

                         S&P    Moody's     Face                                                                           Value
INDUSTRIES             Ratings  Ratings    Amount                      Corporate Bonds                       Cost        (Note 1a)
===================================================================================================================================
Transportation--8.8%     B      B2       $5,000,000  Alpha Shipping PLC, 9.50% due 2/15/2008             $  4,971,400  $  2,700,000
                         B+     B1        4,250,000  American Reefer Co. Ltd., 10.25% due 3/01/2008         4,250,000     3,187,500
                         BB-    NR*       6,000,000  Autopistas del Sol S.A., 10.25% due 8/01/2009 (c)      5,598,750     4,395,000
                         BB-    Ba2       8,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003           8,090,000     7,600,000
                         BB-    B1        6,100,000  Sea Containers Ltd., 12.50% due 12/01/2004             6,927,375     6,588,000
                         B+     B2        6,000,000  TFM, S.A. de C.V., 11.896%** due 6/15/2009             3,963,065     3,120,000
                         BB-    Ba3       5,000,000  Transportacion Maritima Mexicana, S.A. de C.V.,
                                                     10% due 11/15/2006                                     5,036,875     4,287,500
                         B-     B3        7,000,000  Transtar Holdings L.P., Series B, 10.547%** due
                                                     12/15/2003                                             6,620,793     6,685,000
                         B-     Caa1      5,000,000  Trism Inc., 10.75% due 12/15/2000                      4,425,000     2,550,000
                                                                                                         ------------  ------------
                                                                                                           49,883,258    41,113,000
===================================================================================================================================
Utilities--3.9%          BB+    Baa3      5,000,000  Empresa Elec del Norte, 10.50% due 6/15/2005 (c)       5,000,000     3,650,000
                         NR*    B2        5,000,000  Espirito Santo--Escelsa, 10% due 7/15/2007             4,817,500     3,800,000
                         BB+    NR*       3,000,000  Inversora de Electrica, 9% due 9/16/2004 (c)           2,947,500     2,460,000
                         BBB-   Ba3       8,000,000  Metrogas S.A., 12% due 8/15/2000                       8,591,250     8,220,000
                                                                                                         ------------  ------------
                                                                                                           21,356,250    18,130,000
===================================================================================================================================
Wireless                 CCC+   B2        5,000,000  Cencall Communications Corporation, 8.805%** due
Communications--                                     1/15/2004                                              4,979,625     4,962,500
Domestic Paging &        NR*    NR*       8,375,000  Pinnacle Holdings Inc., 10%** due 3/15/2008            5,510,433     4,983,125
Cellular--2.1%                                                                                           ------------  ------------
                                                                                                           10,490,058     9,945,625
===================================================================================================================================
Wireless                 B      B3       14,000,000  CTI Holdings S.A., 11.586%** due 4/15/2008             8,526,904     5,460,000
Communications--         B+     B3        8,475,000  Comunicacion Celular S.A., 11.302%** due 11/15/2003    7,029,196     5,529,938
International Paging     CCC+   Caa1      7,500,000  McCaw International Ltd., 11.522%** due 4/15/2007      5,346,278     4,125,000
& Cellular--5.5%         B+     Ba3       5,250,000  Orange PLC, 8% due 8/01/2008                           5,209,995     5,328,750
                                                     Telesystem International Wireless Inc.:
                         CCC+   Caa1      4,000,000    Series B, 17.337%** due 6/30/2007                    1,734,344     1,800,000
                         CCC+   Caa1      8,000,000    Series C, 10.683%** due 11/01/2007                   5,286,804     3,760,000
                                                                                                         ------------  ------------
                                                                                                           33,133,521    26,003,688
===================================================================================================================================
                                                     Total Investments in Corporate Bonds--125.7%         640,750,385   588,968,365
===================================================================================================================================
                                           Shares
                                            Held                       Preferred Stocks
===================================================================================================================================
Broadcasting--Radio                           7,240  Cumulus Media, Inc., Series A, 13.75%                  7,322,800     7,746,800
& Television--1.6%
===================================================================================================================================
Product Distribution--                       54,254  Nebco Evans Holding Co., 11.25% (a)                    5,317,866     2,875,462
0.6%
===================================================================================================================================
Wireless                                      4,230  Rural Cellular Corp., Series B, 11.375% (a)            4,278,875     4,018,500
Communications--
Domestic Paging &
Cellular--0.9%
===================================================================================================================================
                                                     Total Investments in Preferred Stocks--3.1%           16,919,541    14,640,762
===================================================================================================================================
                                            Face
                                           Amount                    Short-Term Securities
===================================================================================================================================
Commercial                               $  714,000  General Motors Acceptance Corp., 5.50% due
Paper***--0.2%                                       12/01/1998                                               714,000       714,000
===================================================================================================================================
                                                     Total Investments in Short-Term Securities--0.2%         714,000       714,000
===================================================================================================================================
                                                     Total Investments--129.0%                           $658,383,926   604,323,127
                                                                                                         ============
                                                     Liabilities in Excess of Other Assets--(29.0%)                    (135,831,444)
                                                                                                                       ------------
                                                     Net Assets--100.0%                                                $468,491,683
                                                                                                                       ============
===================================================================================================================================

      *     Not Rated.
      ** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
      (a) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
      (b)   Subject to principal paydowns.
      (c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

            See Notes to Financial Statements.


                                     8 & 9

                          Corporate High Yield Fund III, Inc., November 30, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of November 30, 1998
============================================================================================================================
Assets:            Investments, at value (identified cost--$658,383,926) (Note 1a) ........                     $604,323,127
                   Cash ...................................................................                        2,963,317
                   Receivables:
                     Interest .............................................................   $ 13,701,289
                     Dividends ............................................................        173,380        13,874,669
                                                                                              ------------
                   Deferred organization expenses (Note 1e) ...............................                           15,864
                   Prepaid expenses and other assets ......................................                           43,690
                                                                                                                ------------
                   Total assets ...........................................................                      621,220,667
                                                                                                                ------------
============================================================================================================================
Liabilities:       Loans (Note 5) .........................................................                      147,000,000
                   Payables:
                     Securities purchased .................................................      3,135,880
                     Dividends to shareholders (Note 1f) ..................................      1,384,979
                     Interest on loans (Note 5) ...........................................        564,722
                     Investment adviser (Note 2) ..........................................        274,586
                     Commitment fees ......................................................         16,569         5,376,736
                                                                                              ------------
                   Accrued expenses and other liabilities .................................                          352,248
                                                                                                                ------------
                   Total liabilities ......................................................                      152,728,984
                                                                                                                ------------
============================================================================================================================
Net Assets:        Net assets .............................................................                     $468,491,683
                                                                                                                ============
============================================================================================================================
Capital:           Common Stock, $.10 par value, 200,000,000 shares authorized ............                     $  3,506,970
                   Paid-in capital in excess of par .......................................                      521,675,130
                   Undistributed investment income--net ...................................                        4,244,031
                   Accumulated realized capital losses on investments--net ................                       (6,873,649)
                   Unrealized depreciation on investments--net ............................                      (54,060,799)
                                                                                                                ------------
                   Total--Equivalent to $13.36 per share based on 35,069,700 shares of
                   capital stock outstanding (market price $12.625) .......................                     $468,491,683
                                                                                                                ============
============================================================================================================================

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                   For the Six Months Ended November 30, 1998
============================================================================================================================
Investment         Interest and discount earned ...........................................                     $ 28,620,208
Income (Note 1d):  Dividends ..............................................................                          826,885
                   Other ..................................................................                           91,318
                                                                                                                ------------
                   Total income ...........................................................                       29,538,411
                                                                                                                ------------
============================================================================================================================
Expenses:          Loan interest expense (Note 5) .........................................   $  2,685,474
                   Investment advisory fees (Note 2) ......................................      1,716,385
                   Borrowing cost (Note 5) ................................................        114,656
                   Accounting services (Note 2) ...........................................         36,999
                   Professional fees ......................................................         27,712
                   Custodian fees .........................................................         22,825
                   Directors' fees and expenses ...........................................         19,717
                   Transfer agent fees ....................................................         15,106
                   Printing and shareholder reports .......................................         12,694
                   Pricing services .......................................................          4,042
                   Amortization of organization expenses (Note 1e) ........................          1,872
                   Other ..................................................................          8,524
                                                                                              ------------
                   Total expenses .........................................................                        4,666,006
                                                                                                                ------------
                   Investment income--net .................................................                       24,872,405
                                                                                                                ------------
============================================================================================================================
Realized &         Realized loss on investments--net ......................................                       (7,909,057)
Unrealized Loss    Change in unrealized depreciation on investments--net ..................                      (48,970,920)
on Investments--                                                                                                ------------
Net (Notes 1b,     Net Decrease in Net Assets Resulting from Operations ...................                     $(32,007,572)
1d & 3):                                                                                                        ============
============================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six    For the Period
                                                                                             Months Ended    Jan. 30, 1998+
                   Increase (Decrease) in Net Assets:                                        Nov. 30, 1998   to May 31, 1998
============================================================================================================================
Operations:        Investment income--net .................................................   $ 24,872,405      $ 14,458,735
                   Realized gain (loss) on investments--net ...............................     (7,909,057)        1,035,408
                   Change in unrealized depreciation on investments--net ..................    (48,970,920)       (5,089,879)
                                                                                              ------------      ------------
                   Net increase (decrease) in net assets resulting from operations ........    (32,007,572)       10,404,264
                                                                                              ------------      ------------
============================================================================================================================
Dividends to       Investment income--net .................................................    (24,755,281)      (10,331,828)
Shareholders                                                                                  ------------      ------------
(Note 1f):         Net decrease in net assets resulting from dividends to shareholders ....    (24,755,281)      (10,331,828)
                                                                                              ------------      ------------
============================================================================================================================
Capital Stock      Value of shares issued to Common Stock shareholders in reinvestment
Transactions       of dividends ...........................................................      1,397,095                --
(Notes 1e & 4):    Proceeds from issuance of Common Stock .................................             --       524,250,000
                   Offering costs resulting from issuance of Common Stock .................             --          (565,000)
                                                                                              ------------      ------------
                   Net increase in net assets derived from capital stock transactions .....      1,397,095       523,685,000
                                                                                              ------------      ------------
============================================================================================================================
Net Assets:        Total increase (decrease) in net assets ................................    (55,365,758)      523,757,436
                   Beginning of period ....................................................    523,857,441           100,005
                                                                                              ------------      ------------
                   End of period* .........................................................   $468,491,683      $523,857,441
                                                                                              ============      ============
============================================================================================================================
                  *Undistributed investment income--net ...................................   $  4,244,031      $  4,126,907
                                                                                              ============      ============
============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                    10 & 11

                          Corporate High Yield Fund III, Inc., November 30, 1998

STATEMENT OF CASH FLOWS

                         For the Six Months Ended November 30, 1998
================================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ..................................    $(32,007,572)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables .............................................................     (3,629,429)
                           Increase in other assets ............................................................        (25,000)
                           Increase in other liabilities .......................................................        324,228
                           Realized and unrealized loss on investments--net ....................................      56,879,977
                           Amortization of discount ............................................................      (4,892,217)
                                                                                                                    ------------
                         Net cash provided by operating activities .............................................      16,649,987
                                                                                                                    ------------
================================================================================================================================
Cash Used for            Proceeds from sales of long-term investments ..........................................      98,896,401
Investing Activities:    Purchases of long-term investments ....................................................    (235,368,231)
                         Purchases of short-term investments ...................................................    (105,126,633)
                         Proceeds from sales and maturities of short-term investments ..........................     104,435,000
                                                                                                                    ------------
                         Net cash used for investing activities ................................................    (137,163,463)
                                                                                                                    ------------
================================================================================================================================
Cash Provided by         Cash receipts from borrowings .........................................................     214,700,000
Financing Activities:    Cash payments on borrowings ...........................................................     (67,700,000)
                         Dividends paid to shareholders ........................................................     (23,523,207)
                                                                                                                    ------------
                         Net cash provided by financing activities .............................................     123,476,793
                                                                                                                    ------------
================================================================================================================================
Cash:                    Net increase in cash ..................................................................       2,963,317
                         Cash at beginning of period ...........................................................              --
                                                                                                                    ------------
                         Cash at end of period .................................................................    $  2,963,317
                                                                                                                    ============
================================================================================================================================
Cash Flow                Cash paid for interest ................................................................    $  2,120,752
Information:                                                                                                        ============
================================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                  For the Six      For the Period
                                                                                                 Months Ended     Jan. 30, 1998+
                         Increase (Decrease) in Net Assets:                                     Nov. 30, 1998    to May 31, 1998
================================================================================================================================
Per Share                Net asset value, beginning of period .................................. $      14.99       $      15.00
Operating                                                                                        ------------       ------------
Performance:               Investment income--net ..............................................          .71                .42
                           Realized and unrealized loss on investments--net ....................        (1.63)              (.11)
                                                                                                 ------------       ------------
                         Total from investment operations ......................................         (.92)               .31
                                                                                                 ------------       ------------
                         Less dividends from investment income--net ............................         (.71)              (.30)
                                                                                                 ------------       ------------
                         Capital charge resulting from issuance of Common Stock ................           --               (.02)
                                                                                                 ------------       ------------
                         Net asset value, end of period ........................................ $      13.36       $      14.99
                                                                                                 ============       ============
                         Market price per share, end of period ................................. $     12.625       $    14.1875
                                                                                                 ============       ============
================================================================================================================================
Total Investment         Based on net asset value per share ....................................        (5.92%)++           2.00%++
Return:**                                                                                        ============       ============
                         Based on market price per share .......................................        (6.07%)++          (3.46%)++
                                                                                                 ============       ============
================================================================================================================================
Ratios to Average        Expenses, net of reimbursement and excluding interest expense .........          .82%*               --
Net Assets:                                                                                      ============       ============
                         Expenses, net of reimbursement ........................................         1.93%*              .10%*
                                                                                                 ============       ============
                         Expenses ..............................................................         1.93%*              .69%*
                                                                                                 ============       ============
                         Investment income--net ................................................        10.27%*             8.46%*
                                                                                                 ============       ============
================================================================================================================================
Leverage:                Amount of borrowings (in thousands) ................................... $    147,000                 --
                                                                                                 ============       ============
                         Average amount of borrowings outstanding during the period
                         (in thousands) ........................................................ $    107,507                 --
                                                                                                 ============       ============
                         Average amount of borrowings outstanding per share during the period .. $       3.07                 --
                                                                                                 ============       ============
================================================================================================================================
Supplemental             Net assets, end of period (in thousands) .............................. $    468,492       $    523,857
Data:                                                                                            ============       ============
                         Portfolio turnover ....................................................        15.90%             16.79%
                                                                                                 ============       ============
================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of


                                    12 & 13

                          Corporate High Yield Fund III, Inc., November 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the six months ended November 30, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $419 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1998 were $238,504,111 and $89,806,946, respectively.

Net realized losses for the six months ended November 30, 1998 and net unrealized losses as of November 30, 1998 were as follows:

-------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                      Losses          Losses
-------------------------------------------------------------------------------
Long-term investments ..........................   $(7,909,057)    $(54,060,799)
                                                   -----------     ------------
Total ..........................................   $(7,909,057)    $(54,060,799)
                                                   ===========     ============
-------------------------------------------------------------------------------

As of November 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $54,060,799, of which $5,738,959 related to appreciated securities and $59,799,758 related to depreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $658,383,926.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 1998 increased by 113,033 as a result of dividend reinvestment and during the period January 30, 1998 to May 31, 1998 increased by 34,950,000 as a result of the initial offering.

5. Short-Term Borrowings:

On June 10, 1998, the Fund entered into a one-year credit agreement with a syndicate of banks led by BankBoston, N.A. and State Street Bank and Trust Company. The agreement is for a $250,000,000 credit facility bearing interest at the Federal Funds rate plus 0.43% and/or LIBOR plus 0.43%. For the six months ended November 30, 1998, the average amount borrowed was approximately $107,507,000 and the daily weighted average interest rate was 4.98%. For the six months ended November 30, 1998, facility and commitment fees aggregated approximately $115,000.

6. Subsequent Events:

On December 1, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.121017 per share, payable on December 18, 1998 to shareholders of record as of December 11, 1998. In addition, on December 22, 1998, the Fund's Board of Directors declared an ordinary income dividend and a long-term capital gains distribution to Common Stock shareholders in the amount of $.132298 and $.029525 per share, respectively, payable on January 11, 1999 to shareholders of record as of December 31, 1998.


                                    14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

CYE

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #COYIII--11/98

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